Capstead Mortgage Corporation                                       EXHIBIT 28.1
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  30-Apr-96

Deal Reference                                       93-2A              93-2B               93-2C
                                                 --------------     --------------     ---------------
Beginning Security Balance                       $72,418,481.96     $86,981,964.00     $140,917,148.37
  Loans Repurchased                                         -                  -                   -
  Scheduled Principal Distribution                    64,720.65          77,931.13          137,665.60
  Additional Principal Distribution                   10,362.49          24,722.62           28,207.04
  Liquidations Distribution                          856,148.86       2,518,269.40        1,477,333.31
  Accelerated Prepayments                                   -                  -                   -
  Losses                                                    -                  -                   -
                                                 --------------     --------------     ---------------
            Ending Security Balance              $71,487,249.96     $84,361,040.00     $139,273,942.42
                                                 ==============     ==============     ===============
Interest Distribution:
Due Certificate Holders                          $   452,772.77     $   609,202.46         $861,660.23
Compensating Interest                                  3,220.86                -              4,079.49
Fees:
  Trustee Fee (Tx. Com. Bk.)                             814.71           1,087.32            1,761.46
  Pool Insurance Premium (PMI Mtg. Ins.)                    -                  -                   -
  Pool Insurance (GE Mort. Ins.)                      17,525.27          24,963.85                 -
  Backup for Pool Insurance (Fin. Sec. Assur.)              -                  -                   -
  Special Hazard Insurance (Commerce and Industry)     3,439.88           2,602.20                 -
  Bond Manager Fee (Capstead)                          1,146.63                -              1,761.46
  Excess Compensating Interest (Capstead)                   -                  -                   -
  Administrative Fee (Capstead)                        1,961.35                -              5,871.62
  Administrative Fee (Other)                                -               211.64                 -
  Special Hazard Insurance (Aetna Casualty)                 -                  -                   -
                                                 --------------     --------------     ---------------
            Total Fees                                24,887.84          28,865.01            9,394.54
Servicing Fee                                         24,500.33          27,066.83           36,661.63
Interest on Accelerated Prepayments                         -                  -                   -
                                                 --------------     --------------     ---------------
            Total Interest Distribution          $   505,381.80     $   665,134.30     $    911,795.89
                                                 ==============     ==============     ===============
Loan Count                                                  263                287                 494
Weighted Average Pass-Through Rate                  7.555976612                N/A         7.372329599


Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  30-Apr-96

Deal Reference                                                93-2D             93-2E.A             93-2E.B
                                                         ---------------     --------------     ---------------
Beginning Security Balance                               $107,648,882.14     $66,823,290.43     $164,154,075.07
  Loans Repurchased                                                  -                  -                   -
  Scheduled Principal Distribution                            495,290.37         297,890.25          156,524.73
  Additional Principal Distribution                           114,782.00          18,036.65           46,128.56
  Liquidations Distribution                                   678,545.31         421,586.48        2,174,346.16
  Accelerated Prepayments                                            -                  -                   -
  Losses                                                             -                  -              3,949.92
                                                         ---------------     --------------     ---------------
            Ending Security Balance                      $106,360,264.46     $66,085,777.05     $161,773,125.70
                                                         ===============     ==============     ===============
Interest Distribution:
Due Certificate Holders                                  $    613,675.46     $   373,449.04     $    967,906.89
Compensating Interest                                             677.68             780.78            6,928.94
Fees:
  Trustee Fee (Tx. Com. Bk.)                                    1,345.61             723.92            1,778.34
  Pool Insurance Premium (PMI Mtg. Ins.)                             -            14,701.12           36,113.90
  Pool Insurance (GE Mort. Ins.)                               17,331.47                -                   -
  Backup for Pool Insurance (Fin. Sec. Assur.)                       -                  -                   -
  Special Hazard Insurance (Commerce and Industry)                   -                  -                   -
  Bond Manager Fee (Capstead)                                   1,569.88             835.29            2,051.93
  Excess Compensating Interest (Capstead)                            -                  -                   -
  Administrative Fee (Capstead)                                 3,364.08           2,366.67            5,814.05
  Administrative Fee (Other)                                         -                  -                   -
  Special Hazard Insurance (Aetna Casualty)                          -                  -                   -
                                                         ---------------     --------------     ---------------
            Total Fees                                         23,611.04          18,627.00           45,758.22
Servicing Fee                                                  31,265.83          19,052.24           44,233.43
                                                         ---------------     --------------     ---------------
Interest on Accelerated Prepayments                                  -                  -                   -
            Total Interest Distribution                  $    669,230.01     $   411,909.06     $  1,064,827.48
                                                         ===============     ==============     ===============
Loan Count                                                           394                244                 541
Weighted Average Pass-Through Rate                           6.848410809        6.720348266         7.126250113

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  30-Apr-96

Deal Reference                                              93-2F                93-2G             93-2H.1
                                                       ---------------      ---------------     --------------
Beginning Security Balance                             $103,218,969.00      $202,061,717.07     $91,435,626.45
  Loans Repurchased                                                -                    -                  -
  Scheduled Principal Distribution                           95,222.36           200,786.83          78,483.84
  Additional Principal Distribution                          11,773.42            52,510.82          67,883.10
  Liquidations Distribution                               3,325,507.30         2,138,518.04       5,149,109.26
  Accelerated Prepayments                                          -                    -                  -
  Losses                                                           -                    -                  -
                                                       ---------------      ---------------     --------------
            Ending Security Balance                    $ 99,786,467.00      $199,669,901.38     $86,140,150.25
                                                       ===============      ===============     ==============
Interest Distribution:
Due Certificate Holders                                $    710,394.45      $  1,206,012.88     $   560,992.14
Compensating Interest                                              -               5,974.47                -
Fees:
  Trustee Fee (Tx. Com. Bk.)                                  1,290.13             2,273.19           1,142.94
  Pool Insurance Premium (PMI Mtg. Ins.)                     29,623.78                  -                  -
  Pool Insurance (GE Mort. Ins.)                                   -                    -            26,882.07
  Backup for Pool Insurance (Fin. Sec. Assur.)                     -                    -                  -
  Special Hazard Insurance (Commerce and Industry)                 -                    -                  -
  Bond Manager Fee (Capstead)                                      -               2,525.77                -
  Excess Compensating Interest (Capstead)                          -                    -            16,818.77
  Administrative Fee (Capstead)                                    -               8,419.54           3,809.77
  Administrative Fee (Other)                                      0.14                  -                  -
  Special Hazard Insurance (Aetna Casualty)                   3,087.95                  -             2,369.71
                                                       ---------------      ---------------     --------------
            Total Fees                                       34,002.00            13,218.50          51,023.26
Servicing Fee                                                32,646.40            50,895.20          28,573.65
Interest on Accelerated Prepayments                                -                    -                  -
                                                       ---------------      ---------------     --------------
            Total Interest Distribution                $    777,042.85      $  1,276,101.05     $   640,589.05
                                                       ===============      ===============     ==============
Loan Count                                                         341                  705                317
Weighted Average Pass-Through Rate                                 N/A           7.19772573        7.362453719

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  30-Apr-96

Deal Reference                                              93-2H.2            93-2I            93-2I.1
                                                         --------------    --------------    --------------
Beginning Security Balance                               $44,721,306.00    $57,121,023.49    $63,229,469.89
  Loans Repurchased                                                 -                 -                 -
  Scheduled Principal Distribution                            38,020.57         54,138.87         54,264.38
  Additional Principal Distribution                            4,471.90          1,530.58          1,103.97
  Liquidations Distribution                                1,512,468.70        474,604.65      2,321,539.17
  Accelerated Prepayments                                           -                 -                 -
  Losses                                                            -                 -                 -
                                                         --------------    --------------    --------------
            Ending Security Balance                      $43,166,344.00    $56,590,749.39    $60,852,562.37
                                                         ==============    ==============    ==============
Interest Distribution:
Due Certificate Holders                                  $   330,512.48    $   363,661.46    $   390,235.21
Compensating Interest                                               -                 -                 -
Fees:
  Trustee Fee (Tx. Com. Bk.)                                     559.01            713.99            790.37
  Pool Insurance Premium (PMI Mtg. Ins.)                            -                 -                 -
  Pool Insurance (GE Mort. Ins.)                              12,835.03         16,241.42         18,589.46
  Backup for Pool Insurance (Fin. Sec. Assur.)                      -                 -                 -
  Special Hazard Insurance (Commerce and Industry)                  -                 -                 -
  Bond Manager Fee (Capstead)                                       -                 -                 -
  Excess Compensating Interest (Capstead)                           -                 -            7,121.36
  Administrative Fee (Capstead)                                     -                 -            2,634.50
  Administrative Fee (Other)                                     422.74            418.15               -
  Special Hazard Insurance (Aetna Casualty)                    1,337.90          1,708.84          1,638.70
                                                         --------------    --------------    --------------
            Total Fees                                        15,154.68         19,082.40         30,774.39
Servicing Fee                                                 14,663.61         17,850.25         19,759.25
Interest on Accelerated Prepayments                                 -                 -                 -
                                                         --------------    --------------    --------------
            Total Interest Distribution                  $   360,330.77    $   400,594.11    $   440,768.85
                                                         ==============    ==============    ==============
Loan Count                                                          144               211               240
Weighted Average Pass-Through Rate                           8.06846135               N/A       7.406075882

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  30-Apr-96

Deal Reference                                            93-2I.2             1995-A               1996-A
                                                       --------------     ---------------      ---------------
Beginning Security Balance                             $69,982,894.51     $149,639,435.71      $105,077,374.04
  Loans Repurchased                                               -                   -                    -
  Scheduled Principal Distribution                          56,918.13          116,982.99            93,850.38
  Additional Principal Distribution                          4,318.13          165,042.10            34,444.96
  Liquidations Distribution                              1,421,922.29        5,014,258.65         2,942,463.83
  Accelerated Prepayments                                         -                   -                    -
  Losses                                                          -                   -                    -
                                                       --------------     ---------------      ---------------
            Ending Security Balance                    $68,499,735.96     $144,343,151.97      $102,006,614.87
                                                       ==============     ===============      ===============
Interest Distribution:
Due Certificate Holders                                $   439,840.86     $    906,199.77          $632,864.25
Compensating Interest                                             -             11,877.72             6,190.46
Fees:
  Trustee Fee (Tx. Com. Bk.)                                   874.79            1,247.00             1,313.47
  Pool Insurance Premium (PMI Mtg. Ins.)                    20,195.90                 -                    -
  Pool Insurance (GE Mort. Ins.)                                  -             56,114.79            30,262.29
  Backup for Pool Insurance (Fin. Sec. Assur.)               3,177.75                 -                    -
  Special Hazard Insurance (Commerce and Industry)                -                   -                    -
  Bond Manager Fee (Capstead)                                     -                   -                    -
  Excess Compensating Interest (Capstead)                    5,411.71                 -                    -
  Administrative Fee (Capstead)                              2,915.89            4,150.05             4,378.25
  Administrative Fee (Other)                                      -                   -                    -
  Special Hazard Insurance (Aetna Casualty)                  2,093.65            3,429.24             2,408.03
                                                       --------------     ---------------      ---------------
            Total Fees                                      34,669.69           64,941.08            38,362.04
Servicing Fee                                               21,869.61           46,762.44            29,297.44
Interest on Accelerated Prepayments                               -                   -                    -
                                                       --------------     ---------------      ---------------
            Total Interest Distribution                $   496,380.16     $  1,029,781.01      $    706,714.19
                                                       ==============     ===============      ===============
Loan Count                                                        259                 630                  357
Weighted Average Pass-Through Rate                        7.541972016         7.362317178          7.298104459